CONTEXT ALTERNATIVE STRATEGIES FUND (the “Fund”)

Supplement dated June 16, 2014 to the Prospectus dated January 29, 2014, as supplemented March 13, 2014

The following paragraphs are hereby added to the “Management – Investment Adviser and Subadvisers” section in the Fund’s Prospectus:

Context Asset Management, LP, the parent company of Context Capital Advisers, LLC (the “Adviser”), the investment adviser of the Fund, is undergoing a reorganization resulting in the reallocation of its ownership and voting interests between individuals and entities associated with the Adviser. Under the Investment Company Act of 1940, this reorganization will result in the automatic termination of the Fund’s current investment advisory agreement and subadvisory agreements (the “Current Agreements”). Accordingly, at a meeting held on June 16, 2014, the Fund’s Board of Trustees unanimously approved a new investment advisory agreement and subadvisory agreements for the Fund (the “New Agreements”) and recommended that the New Agreements be submitted to the Fund’s shareholders for their approval.  The New Agreements will become effective upon approval by the Fund’s shareholders.

The reorganization is not expected to affect Fund operations or the investment management activities of the Adviser or the subadvisers, and the Adviser’s senior personnel and the investment advisory personnel are expected to remain in place after the reorganization.  Under the New Agreements, the Adviser and subadvisers will provide investment advisory services to the Fund on substantially the same terms and for the same fees that are currently in effect with respect to the Fund under the Current Agreements.

For more information, please contact a Fund customer service representative toll free at (855) 612-2257.
Please retain this supplement for future reference.

256-PSA-0614